UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2017

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Experienced People	Consistent Philosophy	Disciplined Process

Geneva Advisors Funds

Geneva Advisors All Cap Growth Fund
Class R Shares (GNVRX)
Class I Shares (GNVIX)

Geneva Advisors Equity Income Fund
Class R Shares (GNERX)
Class I Shares (GNEIX)

Annual Report

August 31, 2017

Investment Advisor

AT Investment Advisers, Inc.
One South Wacker Drive, Suite 3500
Chicago, IL 60606

Phone:  1-877-343-6382

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	6

INVESTMENT HIGHLIGHTS	8

SCHEDULES OF INVESTMENTS	14

STATEMENTS OF ASSETS AND LIABILITIES	20

STATEMENTS OF OPERATIONS	21

STATEMENTS OF CHANGES IN NET ASSETS	22

FINANCIAL HIGHLIGHTS	24

NOTES TO FINANCIAL STATEMENTS	28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	39

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS	40

NOTICE OF PRIVACY POLICY & PRACTICES	48

ADDITIONAL INFORMATION	49

Dear Client:

Investor and consumer confidence remain optimistic as capital markets continued an upward advance and volatility remained dampened. The global economy continued to gain momentum as all the world’s largest economies showed signs of growth while the U.S. consumer remained in good shape.  Despite an encouraging backdrop there are some areas that continue to struggle such as traditional retail and energy, which we will continue to monitor as we construct our portfolios.

A vigorous debate over politics, economic policy and the path for sustainable growth continues, which supports a fundamental belief: a differentiated, active investment approach could be key to navigating the next decade of capital markets. While the past several years of supportive monetary policy have rewarded a broad spectrum of companies with varying levels of fundamental merits, we believe the future ought to be more discriminating where high quality, fundamentally sound companies outperform weaker companies.

Growth Company Commentary

High quality growth stocks continued to enjoy impressive returns. Markets continued to reward those companies which dominate their markets, generate high free cash flows, and are led by superior management teams.

One example of this type of company is SS&C Technologies. SS&C sells financial reporting software and offers outsourcing services to its financial services clients. For the last seven years, the company experienced earnings-per-share growth of 13-39% per year. As management has maintained a laser focus on profitability, free cash flow has grown at a high rate and the company now boasts sustainable profit margins that are among the best in its industry. The CEO has a long history of creating shareholder value since he launched the company more than thirty years ago. We have met with the CEO this year and are confident that SS&C’s organic growth rates will accelerate.

Tencent is another example of the type of business model we favor. This is a Chinese company offering social media, content, games, and e-commerce services.  Having a powerful mobile ecosystem in China and a broad reach, it connects more people than Facebook, hosts a video platform like YouTube’s, and produces entertainment content like Netflix. These business lines address a huge market and currently are benefiting from secular tailwinds. Tencent has just started monetizing their platforms, primarily through advertising, and we believe its efforts can drive strong and highly visible future earnings growth.

The companies we own in our growth strategies generally reported strong quarterly earnings and provided encouraging guidance about their outlook. We remain optimistic about quality growth stocks based on their reasonable valuations and improving earnings.

Dividend Growth Commentary

Our equity income strategies invest in historically dividend-yielding equities, Master Limited Partnerships (MLPs), and Real Estate Investment Trusts (REITs), as we seek to generate strong returns with lower relative volatility.

The CME Group is an example of a company with an attractive and growing dividend. CME operates the world’s leading and most diverse derivatives marketplace. Its business model yields significant cash flows thanks to high incremental profit margins and low capital requirements. Because of CME’s pricing power, it has been able to increase prices approximately 2% annually. The company should also benefit from a rising rate environment that will likely make interest rate futures rise and options trading volumes accelerate. Finally, CME employs a shareholder-friendly approach and has committed to return the majority of free cash flow to its investors.

The second quarter was also strong for REITs, and we continue to find REITs with attractive fundamentals. For example, American Tower Corporation, one of the largest global REITs, operates roughly 147,000 cell towers across 14 countries. The company has an above average growth profile and the potential for accelerated growth as AT&T builds out the U.S. first responder cell network and 5G deployment. American Tower also has a robust business model with 99% of its revenues recurring annually. Additionally, 44% of its revenues originate outside the U.S. in relatively faster growing international markets, which we believe provides an advantage over peers that rely on slower domestic growth.

We believe dividend-growth stocks remain more attractive than most high-dividend-yield stocks in the current environment.

Looking Ahead

We are optimistic about the overall economy and the stock market, as economic data remain encouraging, interest rates remain low, and pro-growth fiscal policy remains a possibility.

There has been an uptick in equity volatility, particularly among technology stocks. We expect this trend to continue as investors adjust to yet another “new normal” in the capital markets. While increased volatility can be uncomfortable, it can create investment opportunities on which we will seek to capitalize on your behalf.

Corporate America continues to post strong earnings growth and the outlook for capital spending has improved. A recent survey conducted by Evercore ISI Research reported that 30% of companies plan on increasing capital spending in 2017, a substantial uptick from just 9% when the survey was conducted last November. This environment should be conducive to further gains for the equity markets.

The Geneva Advisors All Cap Growth Fund’s Class R shares had a +11.80% return for the six-month period ended August 31, 2017 versus +10.35% for the Russell 3000 Growth Total Return Index.  The Fund’s Class I shares had a return of +12.00% for the same period. The top sectors contributing to the All Cap Growth Fund’s performance for the period were Health Care and Real Estate.  The sectors underperforming were Industrials and Consumer Discretionary.  The top stocks contributing to performance for the period were Facebook, Align Technology and Amazon.  Stocks that detracted from performance the most were Tractor Supply Co. and Middleby Corp.

For the six months ended August 31, 2017 the Geneva Advisors Equity Income Fund’s Class R shares returned +7.53% and the Fund’s Class I shares had a return of +7.74% versus +5.50% for the benchmark, the Russell 1000 Total Return Index.  The top contributing sectors to performance were Energy and Real Estate.  The bottom contributors were Information Tech and Utilities.  The top performing holdings were American Tower, Apple, and CyrusOne Inc.  The underperforming holdings were Magellan Midstream Partners, Citizens Financial Group, and Sabre Corp.

Thank you for the continued trust you have placed in AT Investment Advisers, Inc. The Principals and employees of AT Investment Advisers, Inc. and our families continue to be your partners, investing in the same strategies as our clients.

Best Regards,

AT Investment Advisers, Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The Funds may invest in small, mid and/or micro cap companies which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in ADRs, in foreign securities and emerging markets which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Funds may invest in growth stocks, which are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  The Equity Income Fund may invest in Master Limited Partnerships (MLPs).  Investment returns of MLPs are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  The Equity Income Fund may invest in REITs, which involved additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  The Funds may invest in other investment companies, including ETFs, and will bear additional expenses such as the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

Earnings growth is not representative of the Funds’ future performance.

Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures. FCF represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

A company’s profit is divided by its number of common outstanding shares. If a company earning $2 million in one year had 2 million common shares of stock outstanding, its EPS would be $1 per share. In calculating EPS, the company often uses a weighted average of shares outstanding over the reporting term.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index.  The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.  One cannot invest directly in an index.

The Russell 1000 Total Return Index measures the performance of the large-cap segment of the U.S. equity universe. It includes over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

This Annual Report must be preceded or accompanied by a prospectus.

The Geneva Funds are distributed by Quasar Distributors, LLC.

Geneva Advisors Funds
Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/17 - 8/31/17).

Actual Expenses

The first table provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, and fund administration and accounting, custody and transfer agent fees. You may use the information in the first table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are

Geneva Advisors Funds
Expense Examples (Unaudited) (Continued)

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Fund Returns
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	3/1/17	8/31/17	3/1/17 - 8/31/17	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,118.00	$7.74	1.45%
Class I	$1,000.00	$1,120.00	$5.88	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,075.30	$7.58	1.45%
Class I	$1,000.00	$1,077.40	$5.76	1.10%

Based on Hypothetical 5% Yearly Returns
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	3/1/17	8/31/17	3/1/17 - 8/31/17	Expense Ratio
All Cap Growth Fund*
Class R	$1,000.00	$1,017.90	$7.37	1.45%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

Equity Income Fund*
Class R	$1,000.00	$1,017.90	$7.37	1.45%
Class I	$1,000.00	$1,019.66	$5.60	1.10%

*
Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the most recent 12-month period (365).

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. Using quantitative and qualitative measures established by AT Investment Advisers, Inc., the Fund’s investment adviser, the Fund seeks to purchase common stocks that have stronger relative performance than other common stocks. The Fund’s allocation of portfolio holdings as of August 31, 2017 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2017

	Annualized
			Since
	One	Five	Inception
	Year	Years	(9/28/07)
Class R	15.50%	10.26%	6.12%
Class I	15.94%	10.65%	6.45%
Russell 3000 Growth Total Return Index	20.47%	15.27%	8.93%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 3000 Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

Geneva Advisors All Cap Growth Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors All Cap Growth Fund – Class R
Growth of $10,000 Investment

Geneva Advisors All Cap Growth Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited)

The investment objective of the Fund is current income, with a secondary objective of modest capital appreciation. The Fund seeks to achieve its investment objective by investing in publicly traded securities without regard to market capitalizations. The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. The Fund seeks to generate current income while providing a modest amount of capital appreciation. The Fund has wide flexibility in the types of securities used to generate a current income yield. The Fund’s allocation of portfolio holdings as of August 31, 2017 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Average Annual Total Returns – As of August 31, 2017

	Annualized
			Since
	One	Five	Inception
	Year	Years	(4/30/10)
Class R	17.46%	9.67%	10.66%
Class I	17.88%	10.06%	11.05%
Russell 1000 Total Return Index	16.16%	14.37%	12.85%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-343-6382. The Fund imposes a 2.00% redemption fee on shares held less than sixty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in both classes of the Fund and a broad-based securities index on April 30, 2010, the inception date of the Fund. The graph does not reflect any future performance.

The Russell 1000 Total Return Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Geneva Advisors Equity Income Fund
Investment Highlights (Unaudited) (Continued)

Geneva Advisors Equity Income Fund – Class R
Growth of $10,000 Investment

Geneva Advisors Equity Income Fund – Class I
Growth of $100,000 Investment

*	Inception Date

Geneva Advisors All Cap Growth Fund
Schedule of Investments
August 31, 2017

	Shares	Value
COMMON STOCKS 95.14%

Aerospace & Defense 0.76%
Huntington Ingalls Industries, Inc.	5,099	$1,090,982

Banks 2.67%
First Republic Bank	28,201	2,736,907
Independent Bank Group, Inc.	19,451	1,082,448
		3,819,355

Biotechnology 2.16%
Celgene Corp. (a)	22,283	3,095,777

Building Products 1.44%
AO Smith Corp.	37,013	2,061,254

Capital Markets 5.62%
S&P Global, Inc.	32,796	5,061,407
The Charles Schwab Corp.	74,719	2,981,288
		8,042,695

Chemicals 5.04%
Ecolab, Inc.	18,192	2,424,994
The Sherwin-Williams Co.	14,100	4,783,707
		7,208,701

Commercial Services & Supplies 0.72%
Healthcare Services Group, Inc.	20,269	1,037,773

Communications Equipment 2.29%
Arista Networks, Inc. (a)	18,570	3,271,105

Consumer Finance 8.35%
Alliance Data Systems Corp.	9,316	2,100,758
FleetCor Technologies, Inc. (a)	15,296	2,199,106
Mastercard, Inc.	57,282	7,635,691
		11,935,555

Containers & Packaging 1.44%
Berry Global Group, Inc. (a)	36,510	2,053,322

Diversified Consumer Services 2.02%
Bright Horizons Family Solutions, Inc. (a)	36,069	2,882,995

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2017

	Shares	Value

Diversified Financial Services 3.23%
MarketAxess Holdings, Inc.	23,920	$4,615,364

Health Care Equipment & Supplies 16.02%
ABIOMED, Inc. (a)	6,798	1,025,138
Align Technology, Inc. (a)	44,882	7,932,445
DENTSPLY SIRONA, Inc.	22,221	1,257,042
Edwards Lifesciences Corp. (a)	37,202	4,228,379
IDEXX Laboratories, Inc. (a)	26,375	4,099,466
Intuitive Surgical, Inc. (a)	4,343	4,363,282
		22,905,752

Hotels, Restaurants & Leisure 2.10%
Starbucks Corp.	54,639	2,997,495

Household Durables 1.26%
Mohawk Industries, Inc. (a)	7,113	1,800,443

Internet & Catalog Retail 7.34%
Amazon.com, Inc. (a)	10,701	10,493,401

Internet Software & Services 12.95%
Alphabet, Inc. - Class A (a)	4,658	4,449,508
Facebook, Inc. - Class A (a)	53,505	9,201,255
Tencent Holdings Ltd. - ADR	114,942	4,865,495
		18,516,258

IT Services 2.95%
Gartner, Inc. (a)	34,999	4,220,529

Machinery 1.27%
The Middleby Corp. (a)	14,919	1,815,642

Pharmaceuticals 0.75%
Heska Corp. (a)	10,512	1,069,281

Professional Services 1.82%
IHS Markit Ltd. (a)(b)	55,709	2,609,410

Semiconductors & Semiconductor Equipment 2.24%
Applied Materials, Inc.	47,160	2,127,859
ASML Holding NV - ADR	6,845	1,069,942
		3,197,801

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Schedule of Investments (Continued)
August 31, 2017

	Shares	Value

Software 10.70%
Adobe Systems, Inc. (a)	25,557	$3,965,424
Guidewire Software, Inc. (a)	31,285	2,368,587
Salesforce.com, Inc. (a)	14,793	1,412,584
SS&C Technologies Holdings, Inc.	87,560	3,389,448
Tyler Technologies, Inc. (a)	24,109	4,166,035
		15,302,078
TOTAL COMMON STOCKS (Cost $80,993,953)		136,042,968

REAL ESTATE INVESTMENT TRUSTS 3.33%
CoreSite Realty Corp.	21,465	2,549,183
Equinix, Inc.	4,721	2,211,364
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $2,977,499)		4,760,547

SHORT-TERM INVESTMENTS 2.27%
Money Market Fund 2.27%
Fidelity Institutional Government Portfolio -
Institutional Class, 0.890% (c)	3,238,706	3,238,706
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,238,706)		3,238,706

Total Investments (Cost $87,210,158) 100.74%		144,042,221
Liabilities in Excess of Other Assets (0.74)%		(1,055,013)
TOTAL NET ASSETS 100.00%		$142,987,208

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of August 31, 2017.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by AT Investment Advisers, Inc.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments
August 31, 2017

	Shares	Value

COMMON STOCKS 84.05%

Aerospace & Defense 3.36%
Honeywell International, Inc.	9,991	$1,381,456
Raytheon Co.	12,450	2,266,024
		3,647,480

Air Freight & Logistics 1.60%
United Parcel Service, Inc. - Class B	15,166	1,734,384

Auto Components 1.65%
Johnson Controls International PLC (a)	45,333	1,794,732

Banks 7.45%
Citizens Financial Group, Inc.	69,782	2,311,878
JPMorgan Chase & Co.	63,583	5,779,059
		8,090,937

Capital Markets 5.29%
BlackRock, Inc.	3,484	1,459,831
The Blackstone Group LP	130,771	4,280,135
		5,739,966

Chemicals 1.53%
Monsanto Co.	14,141	1,657,325

Commercial Services & Supplies 0.79%
Healthcare Services Group, Inc.	16,651	852,531

Containers & Packaging 1.37%
Avery Dennison Corp.	15,780	1,487,423

Electric Utilities 4.45%
Brookfield Infrastructure Partners LP (a)	109,362	4,826,145

Food & Staples Retailing 2.47%
Walgreens Boots Alliance, Inc.	32,893	2,680,779

Health Care Equipment & Supplies 3.37%
Becton Dickinson & Co.	18,342	3,658,128

Health Care Providers & Services 4.13%
Anthem, Inc.	22,851	4,479,710

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2017

	Shares	Value

Hotels, Restaurants & Leisure 4.11%
Six Flags Entertainment Corp.	30,844	$1,683,157
Starbucks Corp.	50,723	2,782,664
		4,465,821

Household Durables 1.43%
Whirlpool Corp.	9,069	1,556,422

Media 6.46%
Comcast Corp.	106,467	4,323,625
Time Warner, Inc.	26,642	2,693,506
		7,017,131

Oil, Gas & Consumable Fuels 5.45%
Enterprise Products Partners LP	62,148	1,620,198
Magellan Midstream Partners LP	51,081	3,442,349
Shell Midstream Partners LP	30,741	850,603
		5,913,150

Pharmaceutical and Medicine Manufacturing 2.00%
Abbott Laboratories	42,628	2,171,470

Pharmaceuticals 3.42%
Merck & Co., Inc.	58,203	3,716,844

Road & Rail 0.77%
Union Pacific Corp.	7,941	836,187

Securities and Commodity Exchanges 2.26%
CME Group, Inc.	19,527	2,456,497

Semiconductors & Semiconductor Equipment 4.37%
Microchip Technology, Inc.	45,599	3,957,993
Texas Instruments, Inc.	9,530	789,275
		4,747,268

Software 5.92%
Microsoft Corp.	86,024	6,432,014

Specialty Retail 2.73%
The Home Depot, Inc.	19,777	2,963,979

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Schedule of Investments (Continued)
August 31, 2017

	Shares	Value

Technology Hardware, Storage & Peripherals 5.64%
Apple, Inc.	37,350	$6,125,400

Transportation Infrastructure 2.03%
Macquarie Infrastructure Co. LLC	29,563	2,201,852
TOTAL COMMON STOCKS (Cost $62,331,743)		91,253,575

REAL ESTATE INVESTMENT TRUSTS 12.80%
American Tower Corp.	36,018	5,332,465
Brookfield Asset Management, Inc. - Class A (a)	65,786	2,601,836
CyrusOne, Inc.	76,187	4,802,067
Physicians Realty Trust	61,841	1,158,282
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $6,675,845)		13,894,650

SHORT-TERM INVESTMENTS 2.32%

Money Market Fund 2.32%
Fidelity Institutional Government Portfolio -
Institutional Class, 0.890% (b)	2,524,414	2,524,414
TOTAL SHORT TERM-INVESTMENTS
(Cost $2,524,414)		2,524,414

Total Investments (Cost $71,532,002) 99.17%		107,672,639
Other Assets in Excess of Liabilities 0.83%		899,476
TOTAL NET ASSETS 100.00%		$108,572,115

Percentages are stated as a percent of net assets.

(a)	Foreign issued security.
(b)	Seven day yield as of August 31, 2017.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by AT Investment Advisers, Inc.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Assets & Liabilities
August 31, 2017

	All Cap	Equity
	Growth Fund	Income Fund
ASSETS
Investments, at value (cost $87,210,158 and $71,532,002)	$144,042,221	$107,672,639
Receivable for Fund shares sold	168,632	29,950
Receivable for investments sold	1,179,993	834,581
Dividends and interest receivable	58,000	192,456
Other assets	21,734	14,721
TOTAL ASSETS	145,470,580	108,744,347

LIABILITIES
Payable for Fund shares redeemed	196,642	—
Payable for investments purchased	2,077,263	—
Payable to affiliates	45,501	43,322
Payable to Advisor	88,431	59,676
Payable for distribution fees	3,657	4,218
Payable for shareholder servicing fees	17,688	13,457
Accrued expenses and other liabilities	54,190	51,559
TOTAL LIABILITIES	2,483,372	172,232
NET ASSETS	$142,987,208	$108,572,115
Net assets consist of:
Paid-in capital	75,208,123	71,462,812
Accumulated net investment income (loss)	(595,147)	1,737,292
Accumulated net realized gain (loss)	11,542,169	(768,626)
Net unrealized appreciation on investments	56,832,063	36,140,637
NET ASSETS	$142,987,208	$108,572,115

CLASS R SHARES
Net assets	$3,537,239	$1,232,167
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	130,045	33,876
Net asset value, redemption price and offering price per share(1)	$27.20	$36.37

CLASS I SHARES
Net assets	$139,449,969	$107,339,948
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	4,931,488	2,937,104
Net asset value, redemption price and offering price per share(1)	$28.28	$36.55

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Statements of Operations
For the Year Ended August 31, 2017

	All Cap	Equity
	Growth Fund	Income Fund
INVESTMENT INCOME
Dividend income(1)	$575,889	$1,866,630
Interest income	9,914	13,902
TOTAL INVESTMENT INCOME	585,803	1,880,532

EXPENSES
Management fees	1,512,194	1,150,013
Administration fees	141,253	115,120
Fund accounting fees	56,927	50,698
Transfer agent fees and expenses	46,925	68,445
Audit and tax fees	31,649	24,430
Federal and state registration fees	23,785	31,075
Custody fees	16,383	12,108
Reports to shareholders	13,015	13,747
Legal fees	12,044	12,179
Chief Compliance Officer fees	12,013	8,565
Distribution fees - Class R shares	9,787	4,213
Trustees’ fees	6,606	6,606
Interest expense	1,624	—
Other expenses	9,102	6,998
TOTAL EXPENSES	1,893,307	1,504,197
Less waivers and reimbursement by Advisor (Note 4)	(365,787)	(348,307)
NET EXPENSES	1,527,520	1,155,890

NET INVESTMENT INCOME (LOSS)	(941,717)	724,642

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	14,551,895	3,016,394
Net change in unrealized appreciation on investments	6,273,268	13,437,320
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	20,825,163	16,453,714
NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,883,446	$17,178,356

(1)	Net of $1,633 and $6,617 in foreign withholding taxes and fees for the All Cap Growth Fund and Equity Income Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
FROM OPERATIONS
Net investment loss	$(941,717)	$(1,169,019)
Net realized gain on investments	14,551,895	6,990,603
Net change in unrealized appreciation on investments	6,273,268	1,421,297
Net increase in net assets from operations	19,883,446	7,242,881

FROM DISTRIBUTIONS
Net realized gain on investments - Class R	(301,599)	(2,179,682)
Net realized gain on investments - Class I	(8,939,944)	(10,709,644)
Net decrease in net assets resulting from distributions paid	(9,241,543)	(12,889,326)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	160,583	1,536,789
Proceeds from shares sold - Class I	15,416,865	31,084,459
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	299,824	2,167,256
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	8,622,882	9,976,690
Payments for shares redeemed - Class R(1)	(2,321,939)	(23,353,346)
Payments for shares redeemed - Class I(2)	(33,011,596)	(34,508,516)
Net decrease in net assets from capital share transactions	(10,833,381)	(13,096,668)
TOTAL DECREASE IN NET ASSETS	(191,478)	(18,743,113)

NET ASSETS:
Beginning of Year	143,178,686	161,921,799
End of Year	$142,987,208	$143,178,686
ACCUMULATED NET INVESTMENT LOSS	$(595,147)	$(670,539)

(1)	Net of redemption fees of $2 and $199 for the year ended August 31, 2017 and August 31, 2016, respectively.
(2)	Net of redemption fees of $2,132 and $3,728 for the year ended August 31, 2017 and August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
FROM OPERATIONS
Net investment income	$724,642	$447,099
Net realized gain (loss) on investments	3,016,394	(330,155)
Net change in unrealized appreciation on investments	13,437,320	1,871,719
Net increase in net assets from operations	13,437,320	1,988,663

FROM DISTRIBUTIONS
Net investment income - Class R	(11,855)	(29,496)
Net investment income - Class I	(936,923)	(1,743,116)
Net realized gain on investments - Class R	—	(56,806)
Net realized gain on investments - Class I	—	(2,111,519)
Net decrease in net assets resulting from distributions paid	(948,778)	(3,940,937)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class R	719,912	392,939
Proceeds from shares sold - Class I	7,405,350	31,663,339
Net asset value of shares issued to shareholders
in payment of distributions declared - Class R	11,442	85,216
Net asset value of shares issued to shareholders
in payment of distributions declared - Class I	914,645	3,670,862
Payments for shares redeemed - Class R(1)	(1,918,355)	(4,456,163)
Payments for shares redeemed - Class I(2)	(18,504,567)	(153,996,275)
Net decrease in net assets from capital share transactions	(11,371,573)	(122,640,082)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,858,005	(124,592,356)

NET ASSETS:
Beginning of Year	103,714,110	228,306,466
End of Year	$108,572,115	$103,714,110
ACCUMULATED NET INVESTMENT INCOME	$1,737,292	$298,116

(1)	Net of redemption fees of $4 and $13 for the year ended August 31, 2017 and August 31, 2016, respectively.
(2)	Net of redemption fees of $741 and $1 for the year ended August 31, 2017 and August 31, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31,
	2017	2016	2015		2014	2013
Net Asset Value,
Beginning of Year	$25.48	$26.08	$28.75		$25.59	$22.12

Income (loss) from
investment operations:
Net investment loss(1)	(0.26)	(0.27)	(0.33)		(0.37)	(0.14)
Net realized and unrealized
gain on investments	3.84	1.84	0.93		3.53	3.61
Total from investment operations	3.58	1.57	0.60		3.16	3.47
Less distributions paid:
From net realized gain
on investments	(1.86)	(2.17)	(3.27)		—	—
Total distributions paid	(1.86)	(2.17)	(3.27)		—	—
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$27.20	$25.48	$26.08		$28.75	$25.59
Total Return	15.50%	6.17%	2.27%		12.35%	15.69%

Supplemental Data and Ratios:
Net assets,
end of year (000’s)	$3,537	$5,219	$26,951		$33,299	$56,488
Ratio of expenses to average
net assets before waiver
and reimbursements	1.62%	1.70%	1.71	%(3)	1.63%	1.70%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.45%	1.45%	1.46	%(3)	1.46%	1.45%
Ratio of net investment loss
to average net assets before
waiver and reimbursements	(1.20)%	(1.37)%	(1.46)%		(1.50)%	(0.84)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements	(1.03)%	(1.12)%	(1.21)%		(1.33)%	(0.59)%
Portfolio turnover rate	35.9%	46.4%	53.6%		73.2%	89.3%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)
The ratio of expenses to average net assets includes interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 1.70% and 1.45%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors All Cap Growth Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31,
	2017	2016	2015		2014	2013
Net Asset Value,
Beginning of Year	$26.32	$26.78	$29.34		$26.03	$22.42

Income (loss) from
investment operations:
Net investment loss(1)	(0.17)	(0.19)	(0.24)		(0.29)	(0.06)
Net realized and unrealized
gain on investments	3.99	1.90	0.95		3.60	3.67
Total from investment operations	3.82	1.71	0.71		3.31	3.61
Less distributions paid:
From net realized gain
on investments	(1.86)	(2.17)	(3.27)		—	—
Total distributions paid	(1.86)	(2.17)	(3.27)		—	—
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$28.28	$26.32	$26.78		$29.34	$26.03
Total Return	15.94%	6.54%	2.63%		12.72%	16.10%

Supplemental Data and Ratios:
Net assets,
end of year (000’s)	$139,450	$137,960	$134,970		$158,927	$194,844
Ratio of expenses to average
net assets before waiver
and reimbursements	1.37%	1.38%	1.36	%(3)	1.33%	1.35%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.10%	1.10%	1.11	%(3)	1.10%	1.10%
Ratio of net investment loss
to average net assets before
waiver and reimbursements	(0.94)%	(1.02)%	(1.11)%		(1.26)%	(0.50)%
Ratio of net investment loss
to average net assets after
waiver and reimbursements	(0.67)%	(0.74)%	(0.86)%		(1.03)%	(0.25)%
Portfolio turnover rate	35.9%	46.4%	53.6%		73.2%	89.3%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)
The ratio of expenses to average net assets includes interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding interest expense were 1.35% and 1.10%, respectively.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class R
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31,
	2017	2016	2015	2014	2013
Net Asset Value,
Beginning of Year	$31.17	$30.65	$33.63	$28.90	$25.90

Income (loss) from
investment operations:
Net investment income(1)	0.15	0.00 (2)	0.18	0.30	0.30
Net realized and unrealized
gain (loss) on investments	5.27	1.00	(2.03)	6.30	2.89
Total from investment operations	5.42	1.00	(1.85)	6.60	3.19
Less distributions paid:
From net investment income	(0.22)	(0.18)	(0.43)	(0.45)	(0.19)
From net realized gain
on investments	—	(0.30)	(0.70)	(1.42)	—
Total distributions paid	(0.22)	(0.48)	(1.13)	(1.87)	(0.19)
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$36.37	$31.17	$30.65	$33.63	$28.90
Total Return	17.46%	3.32%	(5.75)%	23.45%	12.36%

Supplemental Data and Ratios:
Net assets,
end of year (000’s)	$1,232	$2,173	$6,145	$7,808	$6,253
Ratio of expenses to average
net assets before waiver
and reimbursements	1.68%	1.75%	1.71%	1.72%	1.75%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income
(loss) to average net assets before
waiver and reimbursements	0.22%	(0.30)%	0.27%	0.67%	0.76%
Ratio of net investment income
(loss) to average net assets after
waiver and reimbursements	0.45%	0.00%	0.53%	0.95%	1.06%
Portfolio turnover rate	16.6%	41.2%	52.4%	66.9%	88.0%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Equity Income Fund – Class I
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31,
	2017	2016	2015	2014	2013
Net Asset Value,
Beginning of Year	$31.29	$30.76	$33.73	$28.98	$25.98

Income (loss) from
investment operations:
Net investment income(1)	0.23	0.08	0.30	0.40	0.39
Net realized and unrealized
gain (loss) on investments	5.33	1.04	(2.04)	6.33	2.91
Total from investment operations	5.56	1.12	(1.74)	6.73	3.30
Less distributions paid:
From net investment income	(0.30)	(0.29)	(0.53)	(0.56)	(0.30)
From net realized gain
on investments	—	(0.30)	(0.70)	(1.42)	—
Total distributions paid	(0.30)	(0.59)	(1.23)	(1.98)	(0.30)
Paid-in capital from
redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net Asset Value, End of Year	$36.55	$31.29	$30.76	$33.73	$28.98
Total Return	17.88%	3.71%	(5.42)%	23.88%	12.76%

Supplemental Data and Ratios:
Net assets,
end of year (000’s)	$107,340	$101,542	$222,162	$226,383	$108,421
Ratio of expenses to average
net assets before waiver
and reimbursements	1.44%	1.41%	1.37%	1.37%	1.40%
Ratio of expenses to average
net assets after waiver
and reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income
(loss) to average net assets before
waiver and reimbursements	0.36%	(0.06)%	0.62%	0.99%	1.10%
Ratio of net investment income
(loss) to average net assets after
waiver and reimbursements	0.70%	0.25%	0.89%	1.26%	1.40%
Portfolio turnover rate	16.6%	41.2%	52.4%	66.9%	88.0%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Geneva Advisors Funds
Notes to Financial Statements
August 31, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Geneva Advisors Funds (the “Funds”) represent distinct series with their own investment objectives and policies within the Trust.  The investment objective of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”) is long-term capital appreciation.  The investment objective of the Geneva Advisors Equity Income Fund (the “Equity Income Fund”) is current income, with a secondary objective of modest capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  Each Fund currently offers Class R shares and Class I shares.  The two classes differ principally in their respective distribution expenses.  Each class of shares has identical rights and privileges except with respect to the distribution expenses and voting rights on matters affecting a single share class.  The All Cap Growth Fund commenced operations on September 28, 2007.  The Equity Income Fund commenced operations on April 30, 2010.  Costs incurred by each Fund in connection with the organization, registration and the initial public offering of shares were paid by Geneva Advisors, LLC, the Funds’ predecessor investment adviser. AT Investment Advisers, Inc. (the “Adviser”) currently serves as the Funds’ investment adviser pursuant to an interim investment advisory agreement (see Note 12).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, LLC. (“NASDAQ”) will be valued at the NASDAQ official closing price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day, or at the latest sale price on the

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

“Composite Market” (defined as the consolidation of the trade information provided by national and foreign securities exchanges and over-the-counter markets, as published by an approved pricing service (a “Pricing Service”) for the day such security is being valued).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board will regularly evaluate whether the Funds fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and set out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of the valuation level for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2017:

All Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$136,042,968	$—	$—	$136,042,968
Real Estate
Investment Trusts	4,760,547	—	—	4,760,547
Total Equity	140,803,515	—	—	140,803,515
Short-Term Investments	3,238,706	—	—	3,238,706
Total Investments
in Securities	$144,042,221	$—	$—	$144,042,221

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$91,253,575	$—	$—	$91,253,575
Real Estate
Investment Trusts	13,894,650	—	—	13,894,650
Total Equity	105,148,225	—	—	105,148,225
Short-Term Investments	2,524,414	—	—	2,524,414
Total Investments
in Securities	$107,672,639	$—	$—	$107,672,639

(1)	See the Schedule of Investments for industry or geographic classifications.

It is the Funds’ policy to record transfers between levels at the end of the financial reporting period. There were no transfers between levels for the Funds.
The Funds did not hold any Level 3 securities throughout the year. The Funds did not hold any derivative instruments throughout the year.

(b)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

(c)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds charge a 2.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. The following table details redemption fees retained by the Funds.

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
All Cap Growth Fund
Class R	$2	$199
Class I	2,132	3,728
Equity Income Fund
Class R	4	13
Class I	741	1

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

	(f)	Expenses

Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution (12b-1) and service fees, are recorded to the specific class.

	(g)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions using the specific identification method for best tax relief order. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Distributions received from the investments in MLP interests and REITs, generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLP and REIT after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP and REIT securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statement of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities. For the year ended August 31, 2017, the Equity Fund estimated that 100% of the MLP distributions received would be treated as return of capital. For the year ended August 31, 2017, the Equity Fund received $807,912 in distributions from MLPs.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

	Ordinary Income	Long-Term Capital Gains
All Cap Growth Fund
Year Ended August 31, 2017	$—	$9,241,542
Year Ended August 31, 2016	$—	$12,889,326
	Ordinary Income	Long-Term Capital Gains
Equity Income Fund
Year Ended August 31, 2017	$948,778	$—
Year Ended August 31, 2016	$1,772,665	$2,168,272

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	All Cap	Equity
	Growth Fund	Income Fund
Cost basis of investments for
federal income tax purposes	$87,349,929	$69,968,866
Gross tax unrealized appreciation	57,205,708	38,466,120
Gross tax unrealized depreciation	(513,416)	(762,347)
Net tax unrealized appreciation	56,692,292	37,703,773
Undistributed ordinary income	—	1,708,315
Undistributed long-term capital gain	11,681,941	205,972
Total distributable earnings	11,681,941	1,914,287
Other accumulated losses	(595,148)	(2,508,757)
Total accumulated gains	$67,779,085	$37,109,303

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales and partnership basis adjustments.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2017, the following table shows the reclassifications made:

	All Cap	Equity
	Growth Fund	Income Fund
Undistributed Net Investment Income (Loss)	$1,017,109	$1,663,312
Accumulated Net Realized Gain (Loss)	—	(1,703,622)
Paid-in Capital	(1,017,109)	40,310

At August 31, 2017, the Equity Income Fund utilized short-term capital losses of $1,303,773.

At August 31, 2017, the following funds deferred, on a tax basis, late-year ordinary losses and post-October capital losses of:

	Ordinary Late	Post-October
	Year Loss	Capital Loss
All Cap Growth Fund	$(595,147)	$—
Equity Income Fund	—	—

The Funds had no material uncertain tax positions and had not recorded a liability for unrecognized tax benefits as of August 31, 2017.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2017.  At August 31, 2017, the fiscal years 2014-2017 remain open to examination for the All Cap Growth Fund and the Equity Income Fund in each Fund’s major tax jurisdictions.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following annual rates based on each Funds’ average daily net assets:

Rate
All Cap Growth Fund	1.10%
Equity Income Fund	1.10%

The Advisor has agreed to waive its management fee and/or reimburse each Fund’s other expenses through the expiration dates listed below, at the discretion of the Advisor and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive generally of interest and tax expenses, brokerage commissions, acquired fund fees and expenses, extraordinary and non-recurring expenses such as litigation) do not exceed each Fund’s Expense Limitation Cap, listed below, of each Fund’s average daily net assets.

	Expense Limitation Cap
	Class R	Class I	Expiration Date
All Cap Growth Fund	1.45%	1.10%	December 29, 2018
Equity Income Fund	1.45%	1.10%	December 29, 2018

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Funds’ expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	All Cap	Equity
	Growth Fund	Income Fund
August 31, 2018	$425,449	$648,625
August 31, 2019	410,399	561,552
August 31, 2020	365,787	348,307

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes them to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets of Class R shares for services to prospective Fund shareholders and distribution of Fund shares, and an annual rate not to exceed 0.10% of each Fund’s average daily net assets

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

of Class R shares for shareholder servicing. During the year ended August 31, 2017, the Funds incurred distribution and shareholder servicing fees as follows:

		Shareholder
	Distribution Fees	Servicing Fees
All Cap Growth Fund	$9,787	$—
Equity Income Fund	$4,213	$—

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  Fees and expenses incurred for the year ended August 31, 2017, and owed as of August 31, 2017 are as follows:

Administration	Incurred	Owed
All Cap Growth Fund	$141,253	$23,630
Equity Income Fund	$115,120	$19,142

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2017, and owed as of August 31, 2017 are as follows:

Fund Accounting	Incurred	Owed
All Cap Growth Fund	$56,927	$9,764
Equity Income Fund	$50,698	$8,783

Transfer Agency	Incurred(1)	Owed
All Cap Growth Fund	$46,925	$7,477
Equity Income Fund	$68,445	$11,598

(1)	These amounts do not include sub-transfer agency fees, and therefore may not agree to the Statements of Operations.

Custody	Incurred	Owed
All Cap Growth Fund	$16,383	$2,623
Equity Income Fund	$12,108	$2,299

The All Cap Growth and Equity Income Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2017, and owed as of August 31, 2017, is as follows:

CCO	Incurred	Owed
All Cap Growth Fund	$12,013	$2,007
Equity Income Fund	$8,565	$1,500

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

All Cap Growth Fund
	Year Ended	Year Ended
Class R	August 31, 2017	August 31, 2016
Shares Sold	6,397	62,217
Shares Issued to Holders in
Reinvestment of Distributions	13,232	86,655
Shares Redeemed	(94,446)	(977,616)
Net Decrease	(74,817)	(828,744)

	Year Ended	Year Ended
Class I	August 31, 2017	August 31, 2016
Shares Sold	598,650	1,217,022
Shares Issued to Holders in
Reinvestment of Distributions	366,931	386,993
Shares Redeemed	(1,275,785)	(1,402,088)
Net Increase/(Decrease)	(310,204)	201,927

Equity Income Fund
	Year Ended	Year Ended
Class R	August 31, 2017	August 31, 2016
Shares Sold	21,237	13,315
Shares Issued to Holders in
Reinvestment of Distributions	346	2,841
Shares Redeemed	(57,407)	(146,959)
Net Decrease	(35,824)	(130,803)

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

	Year Ended	Year Ended
Class I	August 31, 2017	August 31, 2016
Shares Sold	221,097	1,063,231
Shares Issued to Holders in
Reinvestment of Distributions	27,455	122,217
Shares Redeemed	(557,005)	(5,163,081)
Net Decrease	(308,453)	(3,977,633)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2017 are summarized below.

	All Cap	Equity
	Growth Fund	Income Fund
Purchases	$48,753,921	$16,853,955
Sales	$72,162,101	$29,022,783

The Funds did not purchase or sell any U.S. government securities during the year.

(9)	Line of Credit

At August 31, 2017, the Funds have a line of credit with maximum borrowing of the lessor of 33.33% of the Funds’ unencumbered assets or $15,000,000 and $10,000,000 for the All Cap Growth and Equity Income Funds, respectively, which each mature August 10, 2018. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions. The credit facility is with the Funds’ custodian, U.S. Bank. Interest will be accrued at the prime rate of 3.50% through December 14, 2016, 3.75% through March 15, 2017, 4.00% through June 14, 2017 and 4.25% thereafter.  The following table provides information regarding usage of the lines of credit for the year ended August 31, 2017.  There were no outstanding balances on the line of credit as of August 31, 2017.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
All Cap Growth Fund	28	$564,964	$1,624	$1,785,000	12/28/2016

*	Interest expense is reported on the Statements of Operations.

(10)	Subsequent Event

On September 28, 2017 the Equity Income Fund declared and paid a distribution summarized below for shareholders of record on September 27, 2017.

	Ordinary Income – Class R	Ordinary Income – Class I
Equity Income Fund	$854	$167,512

Geneva Advisors Funds
Notes to Financial Statements (Continued)
August 31, 2017

(11)	Change in Independent Registered Public Accounting Firm

As of August 31, 2017, Deloitte & Touche LLP (“Deloitte”) was replaced as the Independent Registered Public Accountant for the Funds.

The reports of Deloitte on the financial statements of the Funds for the past two fiscal years ended August 31, 2015 and August 31, 2016 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years ended August 31, 2015 and August 31, 2016 and through August 31, 2017, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their report on the financial statements for such years.

The Funds, with the approval of its Board of Trustees and its Audit Committee, engaged Cohen & Company, Ltd. as the new Independent Registered Public Accountant, effective as of August 31, 2017.

(12)	Change in Advisor

On July 10, 2017, Geneva Advisors, LLC, the Funds’ predecessor investment adviser, entered into an agreement to be acquired by Canadian Imperial Bank of Commerce (“CIBC”), a leading Canadian-based global financial institution.  The transaction closed on August 31, 2017.  On closing, Geneva Advisors, LLC became part of CIBC Atlantic Trust Private Wealth Management, at which time AT Investment Advisers, Inc. (the “Advisor”) became the investment adviser to the Funds pursuant to an interim investment advisory agreement approved by the Board of Trustees on August 31, 2017.

(13)	Beneficial Ownership

The Beneficial Ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2017, Charles Schwab & Co., Inc. held 58.96% and 53.13% of the All Cap Growth and Equity Income outstanding Class R shares, respectively.  At August 31, 2017, National Financial Services LLC held 26.13% of the Equity Income Class R shares.  At August 31, 2017, Charles Schwab & Co., Inc. held 78.52% and 79.28% of the All Cap Growth and Equity Income outstanding Class I shares, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Geneva Advisors Funds and Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Geneva Advisors Funds, comprising Geneva Advisors All Cap Growth Fund and Geneva Advisors Equity Income Fund (the “Funds”), each a series of the Trust for Professional Managers, as of August 31, 2017, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The Funds’ financial statements and financial highlights for the periods ended prior to August 31, 2017, were audited by other auditors whose report dated October 28, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Geneva Advisors Funds as of August 31, 2017, the results of their operations, changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2017

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements
(Unaudited)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person on August 18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Fund”) and the Geneva Advisors Equity Income Fund (the “Equity Income Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Geneva Advisors, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)), approved the continuation of the Agreement for an additional term ending December 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Robert C. Bridges and John P. Huber, co-portfolio managers of the

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements (Continued)
(Unaudited)

All Cap Growth Fund and Equity Income Fund, Gordon C. Scott, a co-portfolio manager of the Equity Income Fund as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activity and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the All Cap Growth Fund and the Equity Income Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Growth Index for the All Cap Growth Fund and the Russell 1000 Index for the Equity Income Fund).  The Trustees also compared each Fund’s performance to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large growth funds for each Fund, (each a “Morningstar Peer Group”).

The Trustees noted that the All Cap Growth Fund’s performance for each of the year-to-date and three-year periods ended April 30, 2017 was above the Morningstar Peer Group median.  The Trustees also noted the All Cap Growth Fund’s performance for the one-year period ended April 30, 2017 was slightly below the Morningstar Peer Group median, but ranked in the worst percentile among the funds in the Morningstar Peer Group for the five-year period.  The Trustees further noted that the All Cap Growth Fund outperformed the Russell 3000 Growth Index for the year-to-date and one-year periods ended March 31, 2017, but underperformed the Russell 3000 Growth Index for the three-year, five-year and since inception periods ended March 31, 2017.

The Trustees noted that the Equity Income Fund’s performance for the one-year period ended April 30, 2017 was above the Morningstar Peer Group median.  The Trustees further noted that the Equity Income Fund’s performance for each of the year-to-date,

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements (Continued)
(Unaudited)

three-year and five-year periods ended April 30, 2017 was below the Morningstar Peer Group median.  The Trustees also noted that the Equity Income Fund outperformed the Russell 1000 Index for the year-to-date period ended March 31, 2017, but underperformed the Russell 1000 Index for each of the one-year, three-year, five-year and since inception periods ended March 31, 2017.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Funds’ operations since each Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 14, 2017 meeting and the August 18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that unlike most mutual funds, including those in the Morningstar Peer Groups, the Funds’ operate under a unitary fee structure whereby many of the Funds’ ordinary operating expenses are paid by the Adviser out of its management fee.

The Trustees noted that the All Cap Growth Fund’s contractual management fee of 1.10% was above its Morningstar Peer Group average of 0.71%.  The Trustees observed that the All Cap Growth Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.91%.  The Trustees then compared the fees paid by the All Cap Growth Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements (Continued)
(Unaudited)

The Trustees noted that the Equity Income Fund’s contractual management fee of 1.10% was the highest in its peer group, above its Morningstar Peer Group average of 0.72%.  The Trustees observed that the Equity Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares was higher than its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.97%.  The Trustees then compared the fees paid by the Equity Income Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Equity Income Fund after reflecting marketing and distribution expenses, the Adviser’s profit from sponsoring the All Cap Growth Fund had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support certain of the Funds’ operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted the fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements (Continued)
(Unaudited)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending December 31, 2017 as being in the best interests of the Geneva Advisors All Cap Growth Fund and Geneva Advisors Equity Income Fund and their shareholders.  In continuing the Funds’ Advisory Agreement for less than a one-year period, the Trustees concluded an additional review of the Funds’ fees, expenses and performance was appropriate and in the shareholders’ best interests.

BASIS FOR TRUSTEES’ APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT

On August 18, 2017, the Trustees also considered the approval of an interim investment advisory agreement under Rule 15a-4 of the 1940 Act (the “Interim Investment Advisory Agreement”), between the Trust, on behalf of the All Cap Growth Fund and the Equity Income Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and AT Investment Advisers, Inc., the Funds’ proposed interim investment adviser (the “Adviser”) and the successor investment adviser to Geneva Advisors, LLC.  The Trustees noted that Geneva Advisors, LLC had entered into a transaction with Canadian Imperial Bank of Commerce (“CIBC”) to be effective on or about August 31, 2017 that will cause a change in control of Geneva Advisors, LLC and result in the termination of the Funds’ existing investment advisory agreement with Geneva Advisors, LLC.  The Trustees further noted that immediately after the close of the transaction, CIBC intended to merge Geneva Advisors, LLC with and into an existing wholly-owned subsidiary of CIBC, CIBC Atlantic Trust Private Wealth Management, and such subsidiary would be renamed AT Investment Advisers, Inc.  The Trustees noted that approval of the Interim Investment Advisory Agreement was necessary to allow Geneva Advisors, LLC to consummate the proposed transaction with CIBC and permit the Adviser to serve as the Funds’ interim investment adviser prior to the approval by the Funds’ shareholders of a new investment advisory agreement between the Adviser and the Trust, on behalf of the Funds.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Interim Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the proposed management fees and other expenses of the Funds, due diligence materials relating to the Adviser and other pertinent information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements (Continued)
(Unaudited)

other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Investment Advisory Agreement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Interim Investment Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Robert C. Bridges and John P. Huber, co-portfolio managers of the All Cap Growth Fund and Equity Income Fund, Gordon C. Scott, a co-portfolio manager of the Equity Income Fund as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees discussed the Adviser’s commitment to the growth of Fund assets.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees noted there would be no change to the Funds’ portfolio management teams, and that the Funds will likely benefit from the additional resources available to the Adviser as a result of the transaction.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Interim Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the All Cap Growth Fund and the Equity Income Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser’s portfolio managers, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Growth Index for the All Cap Growth Fund and the Russell 1000 Index for the Equity Income Fund).  The Trustees also compared each Fund’s performance to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large growth funds for each Fund (each a “Morningstar Peer Group”).

The Trustees noted that the All Cap Growth Fund’s performance for each of the year-to-date and three-year periods ended April 30, 2017 was above the Morningstar Peer Group median.  The Trustees also noted the All Cap Growth Fund’s performance for the one-year

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements (Continued)
(Unaudited)

period ended April 30, 2017 was slightly below the Morningstar Peer Group median, but ranked in the worst percentile among the funds in the Morningstar Peer Group for the five-year period.  The Trustees further noted that the All Cap Growth Fund outperformed the Russell 3000 Growth Index for the year-to-date and one-year periods ended March 31, 2017, but underperformed the Russell 3000 Growth Index for the three-year, five-year and since inception periods ended March 31, 2017.

The Trustees noted that the Equity Income Fund’s performance for the one-year period ended April 30, 2017 was above the Morningstar Peer Group median.  The Trustees further noted that the Equity Income Fund’s performance for each of the year-to-date, three-year and five-year periods ended April 30, 2017 was below the Morningstar Peer Group median.  The Trustees also noted that the Equity Income Fund outperformed the Russell 1000 Index for the year-to-date period ended March 31, 2017, but underperformed the Russell 1000 Index for each of the one-year, three-year, five-year and since inception periods ended March 31, 2017.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser’s portfolio managers for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s management.

3.	COSTS OF SERVICES AND PROFITS TO BE REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, as well as the terms of the proposed interim operating expense limitation agreement.

The Trustees also considered the overall profitability that may result from the Adviser’s management of the Funds.  The Trustees also examined the level of profits that could be realized by the Adviser from the fees payable under the Interim Investment Advisory Agreement and the expense subsidization anticipated by the Adviser.

The Trustees noted that unlike most mutual funds, including those in the Morningstar Peer Groups, the Funds’ operate under a unitary fee structure whereby many of the Funds’ ordinary operating expenses will be paid by the Adviser out of its management fee.

The Trustees noted that the All Cap Growth Fund’s contractual management fee of 1.10% was above its Morningstar Peer Group average of 0.71%.  The Trustees observed that the All Cap Growth Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.91%.

Geneva Advisors Funds
Basis for Trustees’ Approval of Investment Advisory Agreements (Continued)
(Unaudited)

The Trustees noted that the Equity Income Fund’s contractual management fee of 1.10% was the highest in its peer group, above its Morningstar Peer Group average of 0.72%.  The Trustees observed that the Equity Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.10% for its Institutional Class shares was higher than its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.97%.

The Trustees concluded that the Funds’ proposed expenses and the management fees to be paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information and considering the unitary fee structure.  The Trustees further concluded that the Adviser’s profits from sponsoring the Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the fee structure under the Interim Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Funds at each Fund’s current asset level.

5.	BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

No single factor was determinative in the Board’s decision to approve the Interim Investment Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the Interim Investment Advisory Agreement, including the advisory fees to be accrued and escrowed thereunder, pending approval of a new investment advisory agreement, were fair and reasonable.  The Board therefore determined that the approval of the Interim Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

Geneva Advisors Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Geneva Advisors Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended August 31, 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders:

All Cap Growth Fund	0.00%
Equity Income Fund	100.00%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended August 31, 2017, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

All Cap Growth Fund	0.00%
Equity Income Fund	100.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-343-6382.

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Independent Trustees

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the	During the
Year of Birth	the Trust	Time Served	by Trustee	Past Five Years	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	31	Professor,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette University	(an open-end
				(2004–present);	investment
				Chair, Department	company with
				of Accounting,	one portfolio).
Marquette University
(2004–2017).

Gary A. Drska	Trustee	Indefinite	31	Pilot, Frontier/	Independent
615 E. Michigan St.		Term; Since		Midwest Airlines,	Trustee, USA
Milwaukee, WI 53202		August 22,		Inc. (airline company)	MUTUALS
Year of Birth: 1956		2001		(1986–present).	(an open-end
investment
company with
one portfolio).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the	During the
Year of Birth	the Trust	Time Served	by Trustee	Past Five Years	Past Five Years

Jonas B. Siegel	Trustee	Indefinite	31	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee, Gottex
Milwaukee, WI 53202		October 23,		Managing Director,	Trust (an open-
Year of Birth: 1943		2009		Chief Administrative	end investment
				Officer (“CAO”) and	company with
				Chief Compliance	one portfolio)
				Officer (“CCO”),	(2010–2016);
				Granite Capital	Independent
				International Group,	Manager,
				L.P. (an investment	Ramius IDF
				management firm)	fund complex
				(1994–2011).	(two closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Alternatives
fund complex
(three closed-end
investment
companies)
(2010–2015).

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the	During the
Year of Birth	the Trust	Time Served	by Trustee	Past Five Years	Past Five Years

Joseph C. Neuberger*	Chairperson	Indefinite	31	President (2017–	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		present); Chief	Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,		Operating Officer	end investment
Year of Birth: 1962		2001		(2016–present);	company with
				Executive Vice	ten portfolios);
				President, U.S.	Trustee, USA
				Bancorp Fund	MUTUALS
				Services, LLC	(an open-end
				(1994–2017).	investment
company with
one portfolio).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

Geneva Advisors Funds
Additional Information (Continued)
(Unaudited)

			Number of		Other
		Term of	Portfolios	Principal	Directorships
Name,	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Address and	Held with	Length of	Overseen	During the	During the
Year of Birth	the Trust	Time Served	by Trustee	Past Five Years	Past Five Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	Compliance	Term;		Bancorp Fund Services,
Milwaukee, WI 53202	Officer,	Effective		LLC (February 2017–
Year of Birth: 1985	Vice	July 1,		present); Vice President
	President	2017		and Assistant CCO,
	and			Heartland Advisors, Inc.
	Anti-Money			(December 2016–
	Laundering			January 2017); Vice
	Officer			President and CCO,
Heartland Group, Inc.
(May 2016– November
2016); Vice President,
CCO and Senior Legal
Counsel (May 2016–
November 2016),
Assistant CCO and
Senior Legal Counsel
(January 2016–
April 2016), Senior
Legal and Compliance
Counsel (2013–2015),
Legal and Compliance
Counsel (2011–2013),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,		Services, LLC
Year of Birth: 1981		2015		(2012–present).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,		Services, LLC
Year of Birth: 1987		2015		(2010–present).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,		Services, LLC
Year of Birth: 1987		2015		(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		July 1,		Services, LLC
Year of Birth: 1987		2015		(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-343-6382. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-343-6382, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-877-343-6382 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Geneva Advisors Funds

Investment Advisor
AT Investment Advisers, Inc.
One South Wacker Drive, Suite 3500
Chicago, Illinois 60606

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$35,300	$46,500
Audit-Related Fees	0	0
Tax Fees	$6,000	$8,440
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title               /s/ John Buckel
John Buckel, President

Date     November 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ John Buckel
John Buckel, President

Date     November 1, 2017

By (Signature and Title)*            /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     November 1, 2017

* Print the name and title of each signing officer under his or her signature.